Exhibit 99.1

EXECUTION VERSION

EFiled: Jan 24 2024 08:26PM EST Transaction ID 71868895 Case No. 2022-1062-MTZ

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LYUDMILA PAZYUK, derivatively	)
on behalf of ADVERUM	)
BIOTECHNOLOGIES, INC.,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 2022-1062-MTZ
)
PATRICK MACHADO, LAURENT	)
FISCHER, SOO J. HONG, MARK	)
LUPHER, RABIA GURSES OZDEN,	)
JAMES SCOPA, DAWN	)
SVORONOS, REED V. TUCKSON,	)
SCOTT M. WHITCUP, ERIC G.	)
CARTER, MEHDI GASMI, REKHA	)
HEMRAJANI, THOMAS WOIWODE,	)
PAUL B. CLEVELAND, and	)
RICHARD SPIVEY,	)
)
Defendants,	)
)
and	)
)
ADVERUM BIOTECHNOLOGIES,	)
INC.,	)
)
Nominal Defendant.	)

STIPULATION AND AGREEMENT OF SETTLEMENT,

COMPROMISE AND RELEASE

This Stipulation and Agreement of Settlement, Compromise, and Release, dated January 24, 2024 (this “Stipulation”), is entered into by and among: (i) plaintiff Lyudmila Pazyuk (“Plaintiff”), individually and derivatively on behalf of Adverum Biotechnologies, Inc. (“Adverum” or the “Company”); (ii) defendants Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani, Thomas Woiwode, Paul B. Cleveland and Richard Spivey (together the“Individual Defendants”); and (iii) nominal defendant Adverum (together with the Individual Defendants, the “Defendants”). Plaintiff and Defendants are collectively referred to herein as the “Settling Parties” and each individually as a “Settling Party.”

Subject to the terms and conditions set forth herein and the approval of the Court of Chancery of the State of Delaware (the “Court”), the Settlement embodied in this Stipulation is intended: (i) to be a full and final disposition of the above-captioned action (the “Action”); (ii) to state all of the terms of the Settlement and the resolution of the Action; and (iii) to completely, fully and finally compromise, resolve, discharge, settle and dismiss any and all Released Claims against the Released Parties.1 This Stipulation is submitted pursuant to Delaware Court of Chancery Rule 23.1.

WHEREAS, on February 3, 2022, Plaintiff served Adverum with a demand to inspect the Company’s books and records pursuant to 8 Del. C. § 220 in connection with the Company’s non-employee director compensation (the “§ 220 Demand”);

[1]	All terms herein with initial capitalization shall, unless defined elsewhere in this Stipulation, have the meanings given to them in Paragraph 1.1 below.

WHEREAS, in April and July 2022, Adverum produced documents to Plaintiff in response to the § 220 Demand (the “§ 220 Documents”) subject to the execution of a confidentiality agreement;

WHEREAS, on November 22, 2022, Plaintiff filed a Verified Stockholder Derivative Complaint (the “Original Complaint”) incorporating the § 220 Documents, derivatively on behalf of nominal defendant Adverum, against Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani and Thomas Woiwode (the “Original Individual Defendants”), alleging, among other things, that the Original Individual Defendants breached their fiduciary duties in connection with Adverum’s non-employee director compensation;

WHEREAS, on February 22, 2023, Adverum and the Original Individual Defendants moved to dismiss the Original Complaint;

WHEREAS, on April 14, 2023, Plaintiff filed an Amended Verified Stockholder Derivative Complaint (the “Amended Complaint”), derivatively against the Original Individual Defendants, Paul B. Cleveland and Richard Spivey, alleging, among other things, that Defendants breached their fiduciary duties in connection with Adverum’s non-employee director compensation;

WHEREAS, on May 24, 2023, Defendants moved to dismiss the Amended Complaint and filed Defendants’ Opening Brief in Support of Their Motion to Dismiss the Amended Verified Stockholder Derivative Complaint (the “Motion to Dismiss”);

WHEREAS, on June 23, 2023, Plaintiff filed Plaintiff’s Answering Brief in Opposition to Defendants’ Motion to Dismiss;

WHEREAS, on July 14, 2023, Defendants filed Defendants’ Reply Brief in Further Support of Their Motion to Dismiss;

WHEREAS, the Court scheduled oral argument on the Motion to Dismiss for December 8, 2023;

WHEREAS, Plaintiff represents to have owned at all relevant times and continues to own shares of Adverum stock, for which proof of ownership was provided to Defendants’ Counsel;

WHEREAS, counsel for the parties to the Action have engaged in arm’s-length discussions and negotiations concerning a possible settlement of the Action based on Plaintiff’s demand for corporate governance reforms at the Company (the “Reforms”);

WHEREAS, after multiple rounds of arm’s-length negotiations, counsel to the parties in the Action have reached an agreement concerning the Settlement of the Action, which they set forth herein;

WHEREAS, in connection with settlement discussions and negotiations, Plaintiff and Defendants did not discuss the appropriateness or amount of attorneys’ fees and expenses at any time prior to reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel;

WHEREAS, Plaintiff’s counsel believe that Plaintiff’s claims have merit based on proceedings to date, but recognize that Defendants would continue to assert legal and factual defenses to their claims;

WHEREAS, Plaintiff and Plaintiff’s Counsel also recognize and acknowledge the uncertain outcome and significant risk, expense and length of continued proceedings necessary to prosecute the Action through trial and possible appeals, and have considered, in particular, the expense of continued proceedings that could be borne by Adverum and the inherent problems of proof and possible defenses to the claims alleged in the Action;

WHEREAS, Plaintiff’s Counsel have concluded that the Settlement is fair and adequate to Adverum and that it is reasonable to pursue a settlement of the Action based upon those terms and the procedures outlined herein;

WHEREAS, Defendants each have denied, and continues to deny, that he, she or it committed any breach of duty, was unjustly enriched, wasted corporate assets, breached any other law or engaged in any of the wrongful acts alleged in the Action, and expressly maintains that he, she or it diligently and scrupulously complied with his, her or its fiduciary and other legal duties, to the extent such duties exist, and is entering into the Settlement solely to eliminate the burden, expense and uncertainties inherent in further litigation; and

WHEREAS, the Company and its board of directors (the “Board”) have determined that the terms contained in this Settlement are fair and reasonable, that the Reforms to be adopted by Adverum confer substantial benefits on the Company, and that entering into the Settlement and adopting the Reforms is advisable and in the best interests of the Company and its stockholders;

NOW, THEREFORE, it is STIPULATED AND AGREED, by and among Plaintiff (individually on behalf of herself and derivatively on behalf of Adverum) and Defendants that, subject to the approval of the Court under Delaware Court of Chancery Rule 23.1, for good and valuable consideration set forth herein, the sufficiency of which is acknowledged, the Released Claims shall be completely, fully and finally settled, compromised and dismissed with prejudice as to all Settling Parties, upon the terms and subject to the conditions set forth herein.

I.	DEFINITIONS.

1.1 In addition to the terms defined elsewhere in this Stipulation, the following capitalized terms, used in this Stipulation and any Exhibits attached hereto and made a part hereof, shall have the meanings given to them below:

(a) “Defendants’ Counsel” means the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

(b) “Effective Date” means the first date by which all of the events and conditions specified in Section 6.1 of this Stipulation have been met and have occurred or have been waived.

(c) “Execution Date” means the date upon which all Settling Parties have executed this Stipulation.

(d) “Final,” when referring to the Final Judgment or any other court order, means (i) if no appeal is filed, the expiration date of the time provided for filing or noticing any motion for reconsideration, reargument, appeal or other review of the order; or (ii) if there is an appeal from the Final Judgment or order, (a) the date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari, reconsideration or otherwise, or (b) the date the Final Judgment or order is finally affirmed on an appeal, the expiration of the time to file a petition for a writ of certiorari, reconsideration, reargument or other form of review, or the denial of a writ of certiorari, reconsideration, reargument or other form of review, and, if certiorari, reconsideration or other form of review is granted, the date of final affirmance following review pursuant to that grant; provided, however, that any disputes or appeals relating solely to the amount, payment or allocation of attorneys’ fees and expenses shall have no effect on finality for purposes of determining the date on which the Final Judgment becomes Final and shall not otherwise prevent, limit or otherwise affect the Final Judgment, or prevent, limit, delay or hinder entry of the Final Judgment.

(e) “Final Judgment” means the Order and Final Judgment, substantially in the form attached hereto as Exhibit D, to be entered by the Court approving the Settlement.

(f) “Litigation Expenses” means costs and expenses incurred in connection with commencing, prosecuting and settling the Action, for which Plaintiff’s Counsel intend to apply to the Court for payment.

(g) “Notice” means the Notice of Pendency of Settlement of Action, substantially in the form attached hereto as Exhibit C.

(h) “Person” means a natural person, individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, any business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative or assign of any of the foregoing.

(i) “Plaintiff’s Counsel” means the law firms of Rigrodsky Law, P.A. and Moore Kuehn, PLLC.

(j) “Released Claims” means claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, cross-claims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined below), in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, by or on behalf of the Releasing Parties against the Released Parties (as defined below) which the Releasing Parties ever had, now have or may have had which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the Released Parties’ compensation for acting as a director of Adverum, including stock option awards, from January 1, 2019 to the date of the Court’s approval of the Settlement; (ii) the actions, inactions, deliberations, discussions, decisions, votes or any other conduct of any kind by any of the Released Parties, relating in any way to any issuance, agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Original Complaint or the Amended Complaint; or (iii) the commencement, prosecution, defense, mediation or settlement of the Action; provided, however, that the Released Claims shall not include any claims to enforce the Settlement.

(k) “Released Parties” means Defendants or any of their families, parent entities, controlling Persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors or assigns.

(l) “Releasing Parties” means Plaintiff, Adverum or any Adverum stockholder (both individually and derivatively on behalf of Adverum), including their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives and assigns, in their capacities as such only.

(m) “Scheduling Order” means an order scheduling a Settlement Hearing and approving the form of Notice and method of giving notice, substantially in the form attached hereto as Exhibit B.

(n) “Settlement” means the resolution of the Action among Plaintiff (both individually and derivatively on behalf of Adverum) and Defendants on the terms and conditions set forth in this Stipulation.

(o) “Settlement Hearing” means the April 9, 2024 hearing set by the Court under Delaware Court of Chancery Rule 23.1 to consider, among other things, final approval of the Settlement.

(p) “Unknown Claims” means any claim that the Releasing Parties do not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. The Settlement is intended to extinguish all of the Released Claims and, consistent with such intention, this Stipulation will provide that, upon final approval of the Settlement, the Releasing Parties shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of any state, federal or foreign law or principle of common law, which may have the effect of limiting the release set forth above. This shall include a waiver by the Releasing Parties of any rights pursuant to section 1542 of the California Civil Code (or any similar, comparable, or equivalent provision of any federal, state or foreign law, or principle of common law), which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR THE RELEASED PARTY.

Plaintiff acknowledges, and the Releasing Parties shall be deemed by operation of the entry of a final order and judgment approving the Settlement to have acknowledged, that the foregoing waiver was separately bargained for, is an integral element of the Settlement, and was relied upon by each and all of the Defendants in entering into the Settlement.

II.	TERMS OF THE SETTLEMENT.

2.1 Within thirty (30) business days of the Effective Date, Defendants shall implement the Reforms set forth in Exhibit A hereto, which shall be maintained for a period of three years.

2.2 Adverum agrees and acknowledges that the Action and Plaintiff’s efforts in connection therewith caused the Board to adopt, implement and maintain the Reforms and that the Reforms confer substantial benefits on the Company and its stockholders.

2.3 The Settling Parties and their attorneys agree to use their individual and collective best efforts to obtain Court approval of this Stipulation. The Settling Parties and their attorneys further agree to use their individual and collective best efforts to effect, take or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective, as promptly as practicable, this Stipulation provided for hereunder and the dismissal of the Action.

III.	SCHEDULING ORDER, NOTICE AND APPROVAL.

3.1 Promptly after execution of this Stipulation, the Settling Parties shall submit this Stipulation together with its exhibits to the Court, including the proposed Scheduling Order substantially in the form attached hereto as Exhibit B, requesting: (i) the approval of the manner of notice to Adverum stockholders, substantially in the form attached hereto as Exhibit C; (ii) the Court’s consideration of the proposed Settlement and Plaintiff’s application for attorneys’ fees and expenses; and (iii) a date for the Settlement Hearing.

3.2 Notice to current Adverum stockholders, substantially in the form attached hereto as Exhibit C, and shall be provided to Adverum stockholders as follows: within ten (10) business days after the entry of the Scheduling Order, Adverum shall mail the Notice to all record stockholders of Adverum at their respective addresses currently set forth in Adverum’s stock records as of the date of this Stipulation and the entry of the Scheduling Order, to the extent they differ. In addition, the Company shall use reasonable efforts to give notice to all beneficial owners of Adverum’s stock by (i) posting a copy of this Stipulation and Notice on the Company’s website, at https://adverum.com, which shall remain on the Company’s website continuously through the date of the Settlement Hearing; and (ii) filing a Form 8-K with the Securities and Exchange Commission (“SEC”) which discloses the Settlement, attaches the Notice as an exhibit and includes the website address where this Stipulation can be located on the Company’s website.

3.3 At least fourteen (14) calendar days prior to the Settlement Hearing, Defendants shall serve on counsel in the Action and file with the Court an appropriate affidavit with respect to the preparation, mailing and public disclosure of the Notice in the manner set forth in Section 3.2 of this Stipulation.

3.4 Adverum shall be responsible for all costs associated with the mailing and public disclosure of the Notice. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by Adverum.

3.5 The Settling Parties believe that the content and manner of the Notice constitute adequate and reasonable notice to Adverum stockholders pursuant to applicable law and due process.

3.6 Pending the Court’s determination as to final approval of the Settlement, Plaintiff agrees to stay this proceeding and not to initiate any other proceedings other than those incident to the Settlement itself.

3.7 The Settling Parties will request the Court to order (in the Scheduling Order) that, pending final determination of whether the Settlement should be approved by the Court, Plaintiff in the Action and all Adverum stockholders are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against Defendants or any of the Released Parties.

3.8 The Settling Parties and their attorneys agree to use their individual and collective best efforts to obtain Court approval of this Stipulation. The Settling Parties and their attorneys further agree to use their individual and collective best efforts to effect, take or cause to be taken all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective, as promptly as practicable, this Stipulation provided for hereunder and the dismissal of the Action.

IV.	RELEASE OF CLAIMS.

4.1 Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally and forever settled, released, discharged, extinguished and dismissed with prejudice the Released Claims (including Unknown Claims) against Defendants and each and all of the Released Parties; provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

4.2 The Releasing Parties acknowledge, or by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Released Claims, but that it is the intention of the Releasing Parties to completely, fully, finally and forever compromise, settle, release, discharge, extinguish and dismiss any and all Released Claims, including Unknown Claims, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts.

V.	ATTORNEYS’ FEES AND EXPENSES.

5.1 Defendants acknowledge and agree that Plaintiff’s Counsel are entitled to a fee award. Plaintiff’s Counsel will apply to the Court for an award of attorneys’ fees and expenses not to exceed $550,000 (the “Fee and Expense Amount”). Defendants have reserved the right to oppose the application by Plaintiff’s Counsel for attorneys’ fees and expenses. Any Fee and Expense Amount shall be paid by Adverum and/or its insurers. Plaintiff’s Counsel shall make no application for attorneys’ fees or expenses in any other jurisdiction. The Fee and Expense Amount shall be paid by the Company and/or its insurers to the respective Plaintiff’s Counsel within ten (10) business days after the Court enters the Final Judgment, subject to

Plaintiff’s Counsel’s timely provision of the requisite payment information, including wire instructions and a completed Form W-9, and obligation to refund that amount within ten (10) business days if the Settlement is reversed, vacated or modified on appeal or by collateral attack. Except as otherwise provided herein, each of the Settling Parties shall bear his, her or its own fees and costs and neither Adverum nor any other Released Party shall have any obligations with respect to Plaintiff’s Counsel’s fees and/or expenses beyond the Fee and Expense Amount.

5.2 Plaintiff’s Counsel may seek a special award to Plaintiff of up to $1,500 (the “Service Award”), in connection with her role in the litigation and in creating a benefit for the Company and its stockholders. The Service Award shall be paid out of the Fee and Expense Amount. Defendants shall not contest the Service Award.

5.3 Any failure of the Court to approve a request for the Fee and Expense Amount in whole or in part shall not affect the remainder of the Settlement.

5.4 No fees or expenses shall be paid to Plaintiff’s Counsel pursuant to the Settlement in the absence of approval by the Court of a complete release of all Released Parties, substantially in the form of Section 4 of this Stipulation. This section shall be immediately binding on the Settling Parties.

5.5 Except as provided in Section 5 of this Stipulation, Defendants shall have no obligation to pay or reimburse any fees, expenses, costs or damages alleged or incurred by Plaintiff, Adverum stockholders or their attorneys, experts, advisors or representatives with respect to the Released Claims.

VI.	CONDITIONS OF SETTLEMENT; EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION.

6.1 The Settlement shall be conditioned on the occurrence of all of the following events: (a) Court approval of the Settlement; (b) entry of the Final Judgment in the Action approving the proposed Settlement and providing for the dismissal with prejudice of the Action and the grant of the release of the Released Claims; (c) dismissal with prejudice of the Action without the award of any damages, costs, fees or the grant of any further relief to any party, except as provided in Section 5.1 of this Stipulation; and (d) the expiration of the time to seek an appeal or otherwise review the Final Judgment.

6.2 If any of the conditions listed in Section 6.1 of this Stipulation are not met, this Stipulation and any Settlement documentation shall be null and void and of no force and effect. Furthermore, in the event that any of the conditions listed in Section 6.1 of this Stipulation are not met: the Settling Parties shall be restored to their positions on the date immediately prior to the Execution Date, this Stipulation shall not be deemed to constitute an admission of fact by any Settling Party, and neither the existence of this Stipulation, nor its contents, shall be admissible in evidence or be referred to for any purposes in the Action or in any litigation or judicial proceeding; this Stipulation shall not be deemed to entitle any Settling Party to the recovery of costs and expenses incurred in connection with the intended implementation of the Settlement, except as provided in Section 5 of this Stipulation; and all releases delivered in connection with this Stipulation shall be null and void.

VII.	DISMISSAL OF THE ACTION.

7.1 If the Court approves the Settlement, the Settling Parties shall promptly request that the Court enter the proposed Final Judgment, substantially in the form attached hereto as Exhibit D.

VIII.	THIS STIPULATION IS NOT AN ADMISSION.

8.1 This Stipulation reflects, among other things, the compromise and settlement of disputed claims among the Settling Parties hereto. Defendants have denied, and continue to deny, that they have committed any breach of duty or violation of any other law or engaged in any of the wrongful acts alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties, to the extent such duties exist. Defendants are entering into this Stipulation solely because the Settlement would eliminate the burden, expense and uncertainties inherent in further litigation.

8.2 Neither this Stipulation nor the releases given herein, nor any consideration, nor any actions taken to carry out this Stipulation, are intended to be, nor may they be deemed or construed to be, an admission or concession of liability (or lack thereof), or the validity of any claim, or defense, or of any point of fact or law on the part of any Settling Party hereto regarding those facts that have been or might have been alleged in the Action or in any other proceeding. Defendants and the Released Parties may file this Stipulation and/or Final Judgment in any action that has been or may be brought against them in order to support a claim or defense based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

IX.	MISCELLANEOUS PROVISIONS.

9.1 The Settling Parties acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the terms and conditions of this Stipulation expeditiously.

9.2 The Settling Parties agree that the terms of this Stipulation and the Settlement were negotiated in good faith by the Settling Parties and reflect a Settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their rights to rebut, in a manner that such Settling Party determines to be appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis.

9.3 This Stipulation shall be deemed to have been mutually prepared by the Settling Parties hereto and shall not be construed against any of them by reason of authorship.

9.4 This Stipulation may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. Any signature to this Stipulation by means of facsimile or electronically scanned and sent via email shall be treated in all manners and respects as an original signature and shall be considered to have the same binding legal effect as if it were the original signed version thereof.

9.5 All Persons executing this Stipulation thereby represent that they have been authorized and empowered to do so.

9.6 Plaintiff and Plaintiff’s Counsel represent and warrant that none of Plaintiff’s claims referred to in this Stipulation or that could have been alleged in the Action have been assigned, encumbered or in any manner transferred in whole or in part.

9.7 This Stipulation embodies and represents the full agreement of the Settling Parties and supersedes any and all prior agreements and understandings relating to the subject matter hereof between or among any of the Settling Parties hereto. Each party acknowledges that it is not relying on representations, warranties or statements of any nature whatsoever, whether written or oral, other than the representations, warranties and covenants expressly set forth in this Stipulation or its Exhibits. This Stipulation shall not be modified or amended, nor shall any provision of this Stipulation be deemed waived, unless such modification, amendment or waiver is in writing and executed by or on behalf of the Settling Parties. The waiver by any Settling Party of any provision or the breach of this Stipulation shall not be deemed a waiver of any other provision or breach of this Stipulation.

9.8 If any provision of this Stipulation is held to be unlawful, invalid or unenforceable: (i) such provision will be fully severable; (ii) this Stipulation will be construed and enforced as if such unlawful, invalid or unenforceable provision had never comprised a part of this Stipulation; and (iii) the remaining provisions of this Stipulation will remain in full force and effect and will not be affected by the unlawful, invalid or unenforceable provision or by its severance from this Stipulation, except that in no event will this Stipulation or any part thereof be enforceable if any of Sections 1.1(j), 1.1(k), 1.1(l), 1.1(p) and/or 4 of this Stipulation are found to be unlawful, invalid or unenforceable.

9.9 This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties.

9.10 All Settling Parties submit to the exclusive jurisdiction of the Court (or any other state court in the State of Delaware should the Court lack subject matter jurisdiction) for purposes of implementing, enforcing and interpreting this Stipulation. With respect to such action, each Settling Party irrevocably and unconditionally: (i) consents to the personal jurisdiction in the State of Delaware; (ii) waives any objection to venue in the State of Delaware and any claim that Delaware is an inconvenient forum; and (iii) consents to service of process by registered or certified mail directed to the undersigned counsel.

9.11 The construction and interpretation of this Stipulation shall be governed by and construed in accordance with the laws of the State of Delaware and without regard to the laws that might otherwise govern under principles of conflicts of law applicable hereto.

9.12 Without further order of the Court, the Settling Parties hereto may agree to reasonable extensions of time to carry out any of the provisions in Section 2 of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed, by their duly authorized attorneys, as of January 24, 2024.

Signatures on Next Page

/s/ Joseph O. Larkin
Joseph O. Larkin (ID No. 4883)
Nicole A. DiSalvo (ID No. 4662)
Peyton V. Carper (ID No. 6646)
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

Attorneys for Defendants Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani, Thomas Woiwode, Paul B. Cleveland, Richard Spivey and Nominal Defendant Adverum Biotechnologies, Inc.
OF COUNSEL:
RIGRODSKY LAW, P.A.
MOORE KUEHN, PLLC
Justin Kuehn	/s/ Herbert W. Mondros
Fletcher Moore	Seth D. Rigrodsky (ID No. 3147)
30 Wall Street, 8th Floor	Gina M. Serra (ID No. 5387)
New York, New York 10005	Herbert W. Mondros (ID No. 3308)
(212) 709-8245	300 Delaware Avenue, Suite 210
Wilmington, Delaware 19801
(302) 295-5310

Attorneys for Plaintiff Lyudmila Pazyuk

EFiled: Jan 24 2024 08:26PM EST Transaction ID 71868895 Case No. 2022-1062-MTZ

Exhibit A

CORPORATE GOVERNANCE REFORMS

Within thirty (30) business days of the Effective Date, Defendants shall implement the following Corporate Governance Reforms:

1.	The Company shall continue to grant equity awards to Adverum’s non-employee directors in terms of value and the awards shall be calculated at the time of the grant.

2.

The Company will institute the following dollar-value caps on non-employee director compensation, with the Company’s market capitalization determined as of the date of the compensation grant. The following dollar-value caps shall not apply to new directors and shall allow for reasonable additional compensation for service as chairman of the Board.

a.	While the Company’s market capitalization is below $250 million, the total direct annual compensation of the Company’s non-employee directors shall not exceed $150,000.

b.	While the Company’s market capitalization is greater than $250 million but below $500 million, the total direct annual compensation of the Company’s non-employee directors shall not exceed $250,000.

c.	While the Company’s market capitalization is greater than $500 million but below $1 billion, the total direct annual compensation of the Company’s non-employee directors shall not exceed $400,000.

d.	While the Company’s market capitalization is higher than $1 billion, the total direct annual compensation of the Company’s non-employee directors shall not exceed $475,000.

3.	New directors shall also be entitled to receive a one-time equity award, the value of which shall be no greater than 2.0x the annual equity grant most recently awarded to continuing directors.

4.

The Compensation Committee will annually retain a compensation consultant to conduct an analysis of non-employee director compensation at peer companies and annually review the peer group. The consultant will make recommendations to the Compensation Committee concerning adjustments to the peer group and the levels of compensation paid to the Company’s non-employee directors. If the consultant recommends removal of a peer company from the peer group for any reason, including if a peer company falls outside of the required market cap range, the peer company shall be excluded from the peer group.

5.	In addition to continuing the enhanced disclosures caused by the Action, the Company shall disclose in its annual proxy statements:

a.

Relevant financial and business metrics, including the following mutually agreed-upon metrics of the constituents of the peer group (either individually or collectively): market capitalization, sector, stage of development, headcount, and years public.

b.	The compensation paid to the compensation consultant, and any formal recommendations made by the compensation consultant.

c.	Whether any compensation was paid to the Company’s non-employee directors outside of its director compensation policy.

6.	The Compensation Committee Charter shall be amended to provide that the Committee shall, at least on an annual basis, review and approve the peer group.

7.	The Compensation Committee Charter shall be amended to reflect that the committee will consist of at least three independent Board members, rather than the two members currently required.

8.	The Board agrees to be bound by the Reforms detailed herein within thirty (30) business days of any approval of final settlement.

9.	The Board agrees to be bound by the Reforms for a period of three (3) years.

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EFiled: Jan 31 2024 11:00AM EST Transaction ID 71915127 Case No. 2022-1062-MTZ

GRANTED WITH MODIFICATIONS

EXHIBIT B

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LYUDMILA PAZYUK, derivatively	)
on behalf of ADVERUM	)
BIOTECHNOLOGIES, INC.,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 2022-1062-MTZ
)
PATRICK MACHADO, LAURENT	)
FISCHER, SOO J. HONG, MARK	)
LUPHER, RABIA GURSES OZDEN,	)
JAMES SCOPA, DAWN	)
SVORONOS, REED V. TUCKSON,	)
SCOTT M. WHITCUP, ERIC G.	)
CARTER, MEHDI GASMI, REKHA	)
HEMRAJANI, THOMAS WOIWODE,	)
PAUL B. CLEVELAND, and	)
RICHARD SPIVEY,	)
)
Defendants,	)
)
and	)
)
ADVERUM BIOTECHNOLOGIES,	)
INC.,	)
)
Nominal Defendant.	)

[PROPOSED] SCHEDULING ORDER WITH RESPECT TO NOTICE AND

SETTLEMENT HEARING

WHEREAS, (i) Plaintiff Lyudmila Pazyuk (“Plaintiff”), individually and derivatively on behalf of Adverum Biotechnologies, Inc. (“Adverum” or the “Company”); (ii) defendants Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani, Thomas Woiwode, Paul B. Cleveland and Richard Spivey (collectively, the “Individual Defendants”); and (iii) nominal defendant Adverum (together with the Individual Defendants, “Defendants” and, together with Plaintiff and Defendants, the “Settling Parties”) have entered into the Stipulation and Agreement of Settlement, Compromise and Release, dated as of January 24, 2024 (the “Stipulation”), which sets forth the terms and conditions for the proposed settlement and dismissal with prejudice of the Action (the “Settlement”), and provides for the full and final resolution, discharge and settlement of all Released Claims as against the Released Parties, subject to the approval of the Court;

WHEREAS, the Court has read and considered the Stipulation and the accompanying documents; and

WHEREAS, all Settling Parties have consented to the entry of this Scheduling Order.

NOW, upon application of the Settling Parties, after review and consideration of the Stipulation filed with the Court and the exhibits attached thereto, IT IS HEREBY ORDERED this __ day of ______________, 2024 as follows:

1. For purposes of this Scheduling Order, the Court incorporates by reference the definitions in the Stipulation and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation unless otherwise defined herein.

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2. A hearing (the “Settlement Hearing”) shall be held on April 9, 2024 at 3:15 p.m. to: (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of Adverum and its current stockholders; (b) determine whether the Court should finally approve the Stipulation and enter the Order and Final Judgment (the “Final Judgment”) as provided in the Stipulation, dismissing the Action with prejudice and extinguishing and releasing the Released Claims; (c) hear and determine any objections to the proposed Settlement; (d) determine whether the Court should approve Plaintiff’s application for Attorneys’ Fees and Expenses; and (e) rule on such other matters as the Court may deem appropriate.

3. The Settlement Hearing may be adjourned by the Court from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined herein).

4. The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties and without further notice.

3

5. The Court approves, in form and content, the Notice of Pendency of Settlement of Action (the “Notice”) filed by the Settling Parties as Exhibit C to the Stipulation and finds that the distribution of the Notice substantially in the manner set forth herein meets the requirements of Court of Chancery Rule 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto. Counsel for the Company shall, at least fourteen (14) calendar days before the Settlement Hearing, file with the Court an appropriate affidavit with respect to the preparation and mailing of the Notice and compliance with Paragraph 6.

6. Within ten (10) business days after the entry of the Scheduling Order, and in no event later than February 9, 2024, Adverum shall mail the Notice to all record stockholders of Adverum at their respective addresses currently set forth in Adverum’s stock records as of the date of the Stipulation and the entry of this Scheduling Order, to the extent they differ. In addition, within ten (10) business days after the entry of the Scheduling Order, and in no event later than February 9, 2024, the Company shall use reasonable efforts to give notice to all beneficial owners of Adverum’s stock by (i) posting a copy of the Stipulation and the Notice on the Company’s website, at https://adverum.com, which shall remain on the Company’s website continuously through the date of the Settlement Hearing, and (ii) filing a Form 8-K with the Securities and Exchange Commission (“SEC”) that discloses the Settlement, attaches the Notice as an exhibit and includes the website address where the Stipulation can be located on the Company’s website. At least

4

fourteen (14) calendar days prior to the Settlement Hearing, Defendants shall serve on counsel in the Action and file with the Court an appropriate affidavit with respect to the preparation, mailing and public disclosure of the Notice in the manner set forth in Section 3.2 of the Stipulation. Adverum shall be responsible for all costs associated with the mailing and public disclosure of the Notice. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by Adverum.

7. As set forth in the Notice, any record or beneficial stockholder of Adverum who objects to the Stipulation, the proposed Final Judgment to be entered, and/or the Fee and Expense Amount who wishes to be heard (“Objector”) may appear in person or by his, her or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she or it has, no later than twenty (20) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Adverum stock; (ii) a written

5

notice of the Objector’s intention to appear that states the Objector’s name, address, and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard; and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system:

RIGRODSKY LAW, P.A.	SKADDEN, ARPS, SLATE,
Seth D. Rigrodsky	MEAGHER & FLOM LLP
300 Delaware Avenue, Suite 210	Joseph O. Larkin
Wilmington, Delaware 19801	One Rodney Square
(302) 295-5310	P.O. Box 636
Attorneys for Plaintiff	Wilmington, Delaware 19899-0636
(302) 651-3000
Attorneys for Defendants

8. Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given.

6

9. Plaintiff shall file and serve her opening brief in support of the Settlement and her application for attorneys’ fees and expenses no later than thirty (30) calendar days before the Settlement Hearing. The Company may file a brief in opposition to Plaintiff’s application for attorneys’ fees and expenses no later than fifteen (15) calendar days before the Settlement Hearing. Plaintiff may file a brief in further support of her application for attorneys’ fees and expenses no later than five (5) calendar days before the Settlement Hearing.

10. At least five (5) calendar days prior to the Settlement Hearing, the Settling Parties may serve and file with the Court a response brief to any objections made by an Objector pursuant to Paragraph 7.

11. In the event that the Stipulation is not approved by the Court, the Settlement and any actions taken in connection therewith shall become null and void for all purposes, and all negotiations, transactions and proceedings connected with it: (i) shall be without prejudice to the rights of any Settling Party thereto; (ii) shall not be deemed to be construed as evidence of, or an admission by any Settling Party of, any fact, matter or thing; and (iii) shall not be admissible in evidence or be used for any purpose in any subsequent proceedings in the Action or any other action or proceeding. The Settling Parties shall be deemed to have reverted to their respective status in the Action as of the date and time immediately prior to the execution of the Stipulation, and, except as otherwise expressly provided, the Settling Parties shall proceed in all respects as if the Stipulation and any related orders had not been entered.

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12. Pending the Court’s determination as to final approval of the Settlement, Plaintiff agrees to stay this proceeding and not to initiate any other proceedings other than those incident to the Settlement itself. Except as provided in the Stipulation, pending final determination of whether the Settlement should be approved by the Court, Plaintiff in the Action and all Adverum stockholders are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any Released Claim against Defendants or any of the Released Parties.

13. The Court may, for good cause shown, extend any of the deadlines set forth in this Scheduling Order without further notice to anyone other than the Settling Parties to the Action and any Objectors.

Vice Chancellor Morgan T. Zurn

8

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action

Judge:	Morgan Zurn

File & Serve Transaction ID:	71868895

Current Date:	Jan 31, 2024

Case Number:	2022-1062-MTZ

Case Name:	CONFORD/ Lyudmila Pazyuk v. Patrick Machado, et al.

Court Authorizer:	Morgan Zurn

Court Authorizer Comments:

2. A hearing (the “Settlement Hearing”) shall be held on April 9, 2024 at 3:15 p.m. at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, 12th Floor, Courtroom 12B.

/s/ Judge Morgan Zurn

EFiled: Jan 24 2024 08:26PM EST Transaction ID 71868895 Case No. 2022-1062-MTZ

Exhibit C

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LYUDMILA PAZYUK, derivatively	)
on behalf of ADVERUM	)
BIOTECHNOLOGIES, INC.,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 2022-1062-MTZ
)
PATRICK MACHADO, LAURENT	)
FISCHER, SOO J. HONG, MARK	)
LUPHER, RABIA GURSES OZDEN,	)
JAMES SCOPA, DAWN	)
SVORONOS, REED V. TUCKSON,	)
SCOTT M. WHITCUP, ERIC G.	)
CARTER, MEHDI GASMI, REKHA	)
HEMRAJANI, THOMAS WOIWODE,	)
PAUL B. CLEVELAND, and	)
RICHARD SPIVEY,	)
)
Defendants,	)
)
and	)
)
ADVERUM BIOTECHNOLOGIES,	)
INC.,	)
)
Nominal Defendant.	)

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION

TO: ALL CURRENT STOCKHOLDERS OF ADVERUM

BIOTECHNOLOGIES, INC.

(TRADING SYMBOL: ADVM)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE ATTORNEYS’ FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

I.	WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to inform you of (i) a lawsuit (the “Action”) in the Court of Chancery of the State of Delaware (the “Court”) brought on behalf of Adverum Biotechnologies, Inc. (“Adverum” or the “Company”); (ii) a proposal to settle the Action as provided in a Stipulation and Agreement of Settlement, Compromise and Release, which sets forth the terms and conditions of the proposed settlement of the Action (the “Stipulation”); and (iii) your right, among other things, to attend and participate in a hearing to be held on April 9, 2024 at 3:15 p.m. (the “Settlement Hearing”). This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve an Order and Final Judgment (the “Final Judgment”) that would end the Action.

II.	BACKGROUND TO THE ACTION AND SETTLEMENT.

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiff Lyudmila Pazyuk (“Plaintiff”) is a current stockholder of Adverum. Nominal Defendant Adverum is a Delaware corporation with its headquarters in Redwood City, California, focused on clinical stage gene therapy for serious ocular and rare diseases. Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani, Thomas Woiwode, Paul B. Cleveland and Richard Spivey (collectively, the “Individual Defendants” and, together with Adverum, “Defendants”) are all current or former members of Adverum’s Board of Directors (the “Board”).

2

On November 22, 2022, Plaintiff commenced the Action in the Court by filing a Verified Stockholder Derivative Complaint. On April 14, 2023, Plaintiff filed the operative Amended Verified Stockholder Derivative Complaint for breach of fiduciary duty, unjust enrichment and waste of corporate assets (the “Complaint”) asserting claims against the Individual Defendants in connection with Adverum’s compensation of non-employee directors pursuant to Adverum’s non-employee director compensation policy. Specifically, the Complaint alleges that in 2019, 2020 and 2021, Adverum paid excessive compensation to its non-employee directors relative to the compensation paid to non-employee directors at Adverum’s alleged peer companies. The Complaint contends that the Individual Defendants breached their fiduciary duties and wasted corporate assets by awarding or receiving the alleged excessive compensation during those years, and further contends that the non-employee Individual Defendants were unjustly enriched through their receipt of the alleged excessive compensation. The Individual Defendants deny all of the wrongdoing alleged in the Complaint, including that the compensation paid to Adverum’s non-employee directors in 2019 through 2021 was excessive.

On November 21, 2023, after numerous rounds of negotiations between Plaintiff and Defendants (the “Settling Parties”), the Settling Parties reached an agreement in principle to settle all of the claims asserted in the Action upon the terms and subject to the conditions set forth in the Stipulation (the “Settlement”).

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF’S CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

III.	WHAT ARE THE TERMS OF THE SETTLEMENT?

To settle the Action, within thirty (30) business days of the Effective Date (as defined in the Stipulation), Defendants shall implement the following Corporate Governance Reforms (the “Reforms”):

1.	The Company shall continue to grant equity awards to Adverum’s non-employee directors in terms of value and the awards shall be calculated at the time of the grant.

2.

The Company will institute the following dollar-value caps on non-employee director compensation, with the Company’s market capitalization determined as of the date of the compensation grant. The following dollar-value caps shall not apply to new directors and shall allow for reasonable additional compensation for service as chairman of the Board.

3

a.	While the Company’s market capitalization is below $250 million, the total direct annual compensation of the Company’s non-employee directors shall not exceed $150,000.

b.	While the Company’s market capitalization is greater than $250 million but below $500 million, the total direct annual compensation of the Company’s non-employee directors shall not exceed $250,000.

c.	While the Company’s market capitalization is greater than $500 million but below $1 billion, the total direct annual compensation of the Company’s non-employee directors shall not exceed $400,000.

d.	While the Company’s market capitalization is higher than $1 billion, the total direct annual compensation of the Company’s non-employee directors shall not exceed $475,000.

3.	New directors shall also be entitled to receive a one-time equity award, the value of which shall be no greater than 2.0x the annual equity grant most recently awarded to continuing directors.

4.

The Compensation Committee will annually retain a compensation consultant to conduct an analysis of non-employee director compensation at peer companies and annually review the peer group. The consultant will make recommendations to the Compensation Committee concerning adjustments to the peer group and the levels of compensation paid to the Company’s non-employee directors. If the consultant recommends removal of a peer company from the peer group for any reason, including if a peer company falls outside of the required market cap range, the peer company shall be excluded from the peer group.

5.	In addition to continuing the enhanced disclosures caused by the Action, the Company shall disclose in its annual proxy statements:

a.

Relevant financial and business metrics, including the following mutually agreed-upon metrics of the constituents of the peer group (either individually or collectively): market capitalization, sector, stage of development, headcount, and years public.

4

b.	The compensation paid to the compensation consultant, and any formal recommendations made by the compensation consultant.

c.	Whether any compensation was paid to the Company’s non-employee directors outside of its director compensation policy.

6.	The Compensation Committee Charter shall be amended to provide that the Committee shall, at least on an annual basis, review and approve the peer group.

7.	The Compensation Committee Charter shall be amended to reflect that the committee will consist of at least three independent Board members, rather than the two members currently required.

8.	The Board agrees to be bound by the Reforms detailed herein within thirty (30) business days of any approval of final settlement.

9.	The Board agrees to be bound by the Reforms for a period of three (3) years.

IV.	WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally and forever settled, released, discharged, extinguished and dismissed with prejudice the Released Claims (including Unknown Claims) against Defendants and each and all of the Released Parties; provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

“Releasing Parties” means Plaintiff, Adverum or any Adverum stockholder (both individually and derivatively on behalf of Adverum), including their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives and assigns, in their capacities as such only.

“Released Parties” means Defendants or any of their families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors or assigns.

5

“Released Claims” means claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, cross-claims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined below), in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, by or on behalf of the Releasing Parties against the Released Parties which the Releasing Parties ever had, now have or may have had which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the Released Parties’ compensation for acting as a director of Adverum, including stock option awards, from January 1, 2019 to the date of the Court’s approval of the Settlement; (ii) the actions, inactions, deliberations, discussions, decisions, votes or any other conduct of any kind by any of the Released Parties (as defined below), relating in any way to any issuance, agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Original Complaint or the Amended Complaint; or (iii) the commencement, prosecution, defense, mediation or settlement of the Action; provided, however, that the Released Claims shall not include any claims to enforce the Settlement.

“Unknown Claims” means any claim that the Releasing Parties do not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. The Settlement is intended to extinguish all of the Released Claims and, consistent with such intention, the Stipulation will provide that, upon final approval of the Settlement, the Releasing Parties shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of any state, federal or foreign law or principle of common law, which may have the effect of limiting the release set forth above. This shall include a waiver by the Releasing Parties of any rights pursuant to section 1542 of the California Civil Code (or any similar, comparable or equivalent provision of any federal, state or foreign law, or principle of common law), which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR THE RELEASED PARTY.

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Plaintiff acknowledges, and the Releasing Parties shall be deemed by operation of the entry of a final order and judgment approving the Settlement to have acknowledged, that the foregoing waiver was separately bargained for, is an integral element of the Settlement, and was relied upon by each and all of the Defendants in entering into the Settlement.

V.	WHAT ARE THE REASONS FOR SETTLING THE ACTION?

Plaintiff’s Counsel believe that Plaintiff’s claims have merit based on proceedings to date, but recognize that Defendants would continue to assert legal and factual defenses to their claims. Plaintiff’s Counsel have concluded that the Settlement is fair and adequate, and that it is reasonable to pursue the Settlement based upon the terms and procedures outlined herein.

Defendants have denied, and continue to deny, that they have committed any breach of duty or violation of any other law or engaged in any of the wrongful acts alleged in the Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties, to the extent such duties exist. Defendants are entering into the Stipulation solely because the Settlement would eliminate the burden, expense and uncertainties inherent in further litigation.

VI.	HOW WILL THE ATTORNEYS GET PAID?

Counsel for the parties to the Action have not discussed the appropriateness or amount of any application by Plaintiff’s Counsel for an award of attorneys’ fees and expenses, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel. Defendants acknowledge and agree that Plaintiff’s Counsel are entitled to a fee award. In recognition of the terms of the Settlement and the prosecution and settlement of the Action, and subject to Court approval, Plaintiff’s Counsel will apply to the Court for an award of attorneys’ fees and expenses not to exceed $550,000 (the “Fee and Expense Amount”). Defendants have reserved the right to oppose the application by Plaintiff’s Counsel for attorneys’ fees and expenses. The Fee and Expense Amount shall be paid by Adverum and/or its insurers. Plaintiff’s Counsel shall make no application for attorneys’ fees or expenses in any other jurisdiction. Except as otherwise provided in the Stipulation, each of the Settling Parties shall bear his, her or its own fees and costs and neither Adverum nor any other Released Party shall have any obligations with respect to

7

Plaintiff’s Counsel’s fees and/or expenses beyond the Fee and Expense Amount. Plaintiff’s Counsel may seek a special award to Plaintiff of up to $1,500 (“Service Award”), in connection with her role in the litigation and in creating a benefit for the Company and its shareholders. The Service Award shall be paid out of the Fee and Expense Amount. Defendants shall not contest the Service Award.

VII.	WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Court has scheduled a Settlement Hearing to be held on April 9, 2024 at 3:15 p.m. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement and the Fee and Expense Amount and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

VIII.	DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any record or beneficial stockholder of Adverum who objects to the Stipulation, the proposed Final Judgment to be entered, and/or the Fee and Expense Amount who wishes to be heard (“Objector”) may appear in person or by his, her or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she, or it has, no later than twenty (20) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Adverum stock; (ii) a written notice of the Objector’s intention to appear that states the Objector’s name, address and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail or the Court’s electronic filing and service system:

8

RIGRODSKY LAW, P.A.	SKADDEN, ARPS, SLATE,
Seth D. Rigrodsky	MEAGHER & FLOM LLP
300 Delaware Avenue, Suite 210	Joseph O. Larkin
Wilmington, Delaware 19801	One Rodney Square
(302) 295-5310	P.O. Box 636
Attorneys for Plaintiff	Wilmington, Delaware 19899-0636
(302) 651-3000
Attorneys for Defendants

Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given.

IX.	HOW DO I GET ADDITIONAL INFORMATION?

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the Action and the Settlement, please refer to the documents filed with the Court and the Stipulation. You may examine the Court files during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. The Clerk’s office will not mail copies of documents to you. A copy of the Stipulation and this Notice are also located on the Company’s website, at https://adverum.com, and shall remain on the Company’s website continuously through the date of the Settlement Hearing. For more information concerning the Settlement, you may also call or write to the counsel referenced in Section VIII.

PLEASE DO NOT WRITE TO OR CALL THE COURT.

Dated: _____________, 2024	BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE

9

EFiled: Jan 24 2024 08:26PM EST Transaction ID 71868895 Case No. 2022-1062-MTZ

EXHIBIT D

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LYUDMILA PAZYUK, derivatively	)
on behalf of ADVERUM	)
BIOTECHNOLOGIES, INC.,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 2022-1062-MTZ
)
PATRICK MACHADO, LAURENT	)
FISCHER, SOO J. HONG, MARK	)
LUPHER, RABIA GURSES OZDEN,	)
JAMES SCOPA, DAWN	)
SVORONOS, REED V. TUCKSON,	)
SCOTT M. WHITCUP, ERIC G.	)
CARTER, MEHDI GASMI, REKHA	)
HEMRAJANI, THOMAS WOIWODE,	)
PAUL B. CLEVELAND, and	)
RICHARD SPIVEY,	)
)
Defendants,	)
)
and	)
)
ADVERUM BIOTECHNOLOGIES,	)
INC.,	)
)
Nominal Defendant.	)

[PROPOSED] ORDER AND FINAL JUDGMENT

WHEREAS, the above-captioned derivative action (the “Action”) is pending before the Court;

WHEREAS, (i) Plaintiff Lyudmila Pazyuk (“Plaintiff”), individually and derivatively on behalf of Adverum Biotechnologies, Inc. (“Adverum” or the “Company”); (ii) defendants Patrick Machado, Laurent Fischer, Soo J. Hong, Mark Lupher, Rabia Gurses Ozden, James Scopa, Dawn Svoronos, Reed V. Tuckson, Scott M. Whitcup, Eric G. Carter, Mehdi Gasmi, Rekha Hemrajani, Thomas Woiwode, Paul B. Cleveland and Richard Spivey (collectively, the “Individual Defendants”); and (iii) nominal defendant Adverum (together with the Individual Defendants, “Defendants” and, together with Plaintiff and Defendants, the “Settling Parties”) have entered into the Stipulation and Agreement of Settlement, Compromise and Release, dated as of January 24, 2024 (the “Stipulation”), which sets forth the terms and conditions for the proposed settlement and dismissal with prejudice of the Action (the “Settlement”), and provides for the full and final resolution, discharge and settlement of all Released Claims as against the Released Parties, subject to the approval of the Court;

WHEREAS, the Stipulation and the Settlement were presented at a hearing held before the Court on April 9, 2024 pursuant to the Court’s Scheduling Order With Respect to Notice and Settlement Hearing, dated _______________, 2024 (the “Scheduling Order”);

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WHEREAS, the Settling Parties appeared by their attorneys of record and the attorneys for the respective Settling Parties have been heard in support of the Settlement and an opportunity to be heard has been given to all other Persons desiring to be heard as provided in the Notice of Pendency of Settlement of Action (the “Notice”); and

WHEREAS, the Court has reviewed and considered the Stipulation, all papers filed and proceedings held in connection with the Settlement, all oral and written comments regarding the proposed Settlement, and the benefits of the proposed Settlement, with good cause appearing therefor;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this __ day of ______________, 2024 that:

1. For purposes of this Order and Final Judgment (this “Final Judgment”), the Court incorporates by reference the definitions in the Stipulation and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation unless otherwise defined herein.

2. The Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Stipulation and this Final Judgment and over all of the Settling Parties.

3. The Court finds that the Settlement as set forth in the Stipulation is fair, reasonable, adequate and in the best interests of Adverum and its stockholders.

4. The Court finds that the Settlement is the result of arm’s-length negotiations between experienced counsel fairly and adequately representing the interests of the respective Settling Parties.

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5. The Court fully and finally approves the Stipulation and the Settlement in all respects, and the Settling Parties are directed to consummate the Settlement in accordance with the terms of the Stipulation. The Register in Chancery is directed to enter and docket this Final Judgment.

6. The Notice has been given to all current stockholders of Adverum pursuant to and in the manner directed by the Scheduling Order, proof of dissemination of the Notice has been filed with the Court, and a full opportunity to be heard has been offered to all Settling Parties and Persons in interest. The form and manner of the Notice is hereby determined to have been provided in full compliance with each of the requirements of Court of Chancery Rule 23.1, due process and applicable law, to constitute due and sufficient notice to all Persons entitled thereto, and to have been the best notice practicable under the circumstances.

7. The Action and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice. As between Plaintiff and Defendants, each of the Settling Parties shall bear his, her or its own fees and expenses and neither Adverum nor any other Released Party shall have any obligations with respect to Plaintiff’s Counsel’s fees and/or expenses beyond the Fee and Expense Amount.

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8. As of the Effective Date, the Settling Parties shall be deemed bound by the Stipulation and this Final Judgment. Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of this Final Judgment shall have, fully, finally and forever settled, released, discharged, extinguished and dismissed with prejudice the Released Claims (including Unknown Claims) against Defendants and each and all of the Released Parties; provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. “Released Claims” means claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, cross-claims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined in the Stipulation), in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, by or on behalf of the Releasing Parties against the Released Parties which the Releasing Parties ever had, now have or may have had which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the Released Parties’ compensation for acting as a director of Adverum, including stock option awards, from January 1, 2019 to the date of the Court’s approval of the Settlement; (ii) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Parties (as defined in the Stipulation), relating in any way to any issuance, agreement, transaction, occurrence, conduct or fact alleged or set forth in the Original Complaint or the Amended Complaint; or (iii) the commencement, prosecution, defense, mediation or settlement of the Action; provided, however, that the Released Claims shall not include any claims to enforce the Settlement.

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9. Except as otherwise provided in the Stipulation, Plaintiff and all Adverum stockholders are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any Released Claim against Defendants or any other Released Parties.

10. Nothing in this Final Judgment shall in any way impair or restrict the rights of any party to enforce the terms of the Stipulation.

11. The Court hereby approves the Fee and Expense Amount in the amount of $_____________ in accordance with the terms of the Stipulation and finds that such fee is fair and reasonable. Plaintiff is awarded a special award of $1,500 (“Service Award”), to be payable from the Fee and Expense Amount, which Service Award the Court finds to be fair and reasonable.

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12. No proceedings or Court order with respect to the Fee and Expense Amount shall in any way disturb or affect the Court’s approval of the Settlement, the respective Fee and Expense Amount, or the other provisions of this Order and Final Judgment (including precluding final judicial approval or otherwise preventing this Order and Final Judgment from being entitled to preclusive effect), and any such proceedings or Court order shall be considered separate from this Order and Final Judgment. Nothing herein dismisses or releases any claim by or against any party to the Stipulation arising out of a breach of the Stipulation or violation of this Order and Final Judgment.

13. Neither the Stipulation nor the releases given therein, nor any consideration, nor any actions taken to carry out the Stipulation, are intended to be, nor may they be deemed or construed to be, an admission or concession of liability (or lack thereof), or the validity of any claim, or defense, or of any point of fact or law on the part of any Settling Party hereto regarding those facts that have been or might have been alleged in the Action or in any other proceeding. Defendants and the Released Parties may file the Stipulation and/or Final Judgment in any action that has been or may be brought against them in order to support a claim or defense based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion, issue preclusion or similar defense or counterclaim.

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14. Without further approval from the Court, the Settling Parties are hereby authorized to agree to and adopt such amendments, modifications and expansions of the Stipulation and/or any of the exhibits attached thereto to effectuate the Settlement that are not materially inconsistent with this Final Judgment.

Vice Chancellor Morgan T. Zurn

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